UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  August 18, 2020

(Date of Earliest Event Reported)

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08896	75-2027937
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800 Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock ($0.01 par value)	CMO	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock ($0.10 par value)	CMOPRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 18, 2020, the Board of Directors (the “Board”) of Capstead Mortgage Corporation (the “Company”) appointed Mr. Pat Augustine to the Board as an independent director, effective immediately.

In connection with Mr. Augustine’s appointment and pursuant to the Company’s Amended and Restated 2014 Flexible Long-Term Incentive Plan, Mr. Augustine will receive a grant of shares of the Company’s common stock worth approximately $75,000, which number of shares will be determined by dividing $75,000 by the closing price of the Company’s common stock on August 18, 2020 (rounded up to the next whole share of stock). These shares represent the Company’s annual grant of restricted stock to its non-employee directors, will vest on May 1, 2021, and will be subject to the terms and conditions of a Restricted Stock Agreement.  Mr. Augustine will also receive the standard compensation package paid to each of the non-employee members of the Board, including a $75,000 annual retainer.

There are no arrangements or understandings between Mr. Augustine and any other person pursuant to which he was selected to serve as director. Neither Mr. Augustine nor any of his related persons (as defined in Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) is a party to any transaction in which the Company is a participant that is required to be disclosed under Item 404(a) of Regulation S-K under the Exchange Act.

ITEM 7.01.REGULATION FD DISCLOSURE

On August 18, 2020, the Company issued a press release announcing the appointment of Mr. Augustine to its Board as an independent director.  A copy of the press release is furnished with this report as Exhibit 99.1.

The information in Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release issued by Capstead Mortgage Corporation dated August 18, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

August 18, 2020	By:	/s/ Lance J. Phillips
Lance J. Phillips
Senior Vice President, Chief Financial Officer
and Secretary